UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2023

NATIONAL FUEL GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Main Street, Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 857-7000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	NFG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Performance Shares with Emissions Reduction Performance Goal

On December 6, 2023, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of National Fuel Gas Company (the “Company”) made the following grants of performance shares with a performance goal related to methane intensity and greenhouse gas emissions reductions (“ESG Performance Shares”) to the principal executive officer, principal financial officer, and other named executive officers of the Company: D. P. Bauer, 3,638; T. J. Silverstein, 529; R. C. Kraemer, 2,174; J. I. Loweth, 1,860; and D. L. DeCarolis, 862. The grants were made under the National Fuel Gas Company 2010 Equity Compensation Plan, as amended and restated (the “2010 Plan”). A brief description of the principal terms and conditions of the ESG Performance Shares is provided below.

The number of ESG Performance Shares awarded to an officer is referred to as the officer’s “ESG Target Opportunity.” The performance cycle for the ESG Performance Shares is January 1, 2024 through December 31, 2026, consistent with the Company’s calendar-year reporting of greenhouse gas emissions. Each ESG Performance Share will make the officer eligible to receive, no later than September 30, 2027 but in any event as soon as practicable after the Compensation Committee determines the extent to which the performance goal has been achieved, up to two shares of common stock of the Company (or the equivalent value in cash, as determined by the Compensation Committee), provided that the ESG Performance Shares will not vest and will be forfeited to the extent the performance goal is not achieved. No dividend equivalents will be provided in respect of the ESG Performance Shares.

The performance goal for the January 1, 2024 to December 31, 2026 performance cycle consists of two parts: reductions in the rates of intensity of methane emissions for each of the Company’s operating segments, and reduction of the consolidated Company’s total greenhouse gas emissions. The Compensation Committee set specific target levels for calendar year 2026 methane intensity rates and total greenhouse gas emissions. The performance goal is intended to incentivize and reward performance to the extent management achieves methane intensity and greenhouse gas reduction targets making progress towards the Company’s 2030 goals.

The number of ESG Performance Shares that will vest and be paid will depend upon the number of methane intensity segment targets achieved, and whether the Company meets the total greenhouse gas emissions target, as reflected in the following table.

Performance Level	Percentage of ESG Target Opportunity Paid
2 of 4 segment targets achieved	50%
3 of 4 segment targets achieved	100%
4 of 4 segment targets achieved	150%
4 of 4 segment targets achieved and	200%
total greenhouse gas emissions goal achieved

ESG Performance Shares that do not vest will be automatically forfeited when the Compensation Committee makes its determination as to the extent to which the performance goal has been achieved, but no later than September 30, 2027.

Performance Shares with Relative Total Return on Capital Performance Goal

On December 6, 2023, the Compensation Committee made the following grants of performance shares with a performance goal related to relative total return on capital (“ROC Performance Shares”) to the principal executive officer, principal financial officer, and other named executive officers of the Company: D. P. Bauer, 28,491; T. J. Silverstein, 4,144; R. C. Kraemer, 26,084; J. I. Loweth, 14,572; and D. L. DeCarolis, 10,344. The grants were made under the 2010 Plan. A brief description of the principal terms and conditions of the ROC Performance Shares is provided below.

The number of ROC Performance Shares awarded to an officer is referred to as the officer’s “ROC Target Opportunity.” The performance cycle for the ROC Performance Shares is October 1, 2023 through September 30, 2026. Each ROC Performance Share will make the officer eligible to receive, no later than March 15, 2027 but in any event as soon as practicable after the Compensation Committee determines the extent to which the performance goal has been achieved, up to two shares of common stock of the Company (or the equivalent value in cash, as determined by the Compensation Committee), provided that the ROC Performance Shares will not vest and will be forfeited to the extent the performance goal is not achieved. No dividend equivalents will be provided in respect of the ROC Performance Shares.

The performance goal for the October 1, 2023 to September 30, 2026 performance cycle is the Company’s total return on capital relative to the total return on capital of other companies in a group selected by the Compensation Committee (the “Report Group”). The Report Group consists of the following companies:

Antero Midstream Corporation

Atmos Energy Corporation

CNX Resources Corporation

Coterra Energy Inc.

DT Midstream, Inc.

EQT Corporation

Equitrans Midstream Corp.

Gulfport Energy Corporation

MDU Resources Group, Inc.

National Fuel Gas Company

New Jersey Resources Corporation

ONE Gas, Inc.

Range Resources Corporation

SM Energy Company

Southwest Gas Holdings, Inc.

Southwestern Energy Company

Spire, Inc.

UGI Corporation

Total return on capital for a given company means the average of the company’s returns on capital for each twelve-month period corresponding to each of the Company’s fiscal years during the performance cycle, based on data reported for the company in the Bloomberg database at the time of analysis (or, if the Bloomberg database ceases to be available, such alternative publication or service as the Compensation Committee shall designate).

The number of ROC Performance Shares that will vest and be paid will depend upon the Company’s performance relative to the Report Group, and not upon the absolute level of return achieved by the Company. The Compensation Committee established five percentile rankings that will determine the number of ROC Performance Shares to vest and be paid: (i) less than 45th, (ii) 45th, (iii) 60th, (iv) 75th, and (v) 100th. These percentile rankings will result in vesting and payment of a percentage of the ROC Target Opportunity, as follows: (i) 0%, (ii) 50%, (iii) 100%, (iv) 150%, and (v) 200%, respectively. For example, if the Company’s performance were to place it at the 60th percentile of the Report Group, then 100% of the ROC Target Opportunity would vest and be paid. For performance between two established performance levels, the percentage of ROC Performance Shares to vest and be paid will be determined by mathematical interpolation. Notwithstanding the above, if the Company’s total return on capital is negative, then the percentage of the ROC Target Opportunity to be paid will be capped at 100%. ROC Performance Shares that do not vest will be automatically forfeited when the Compensation Committee makes its determination as to the extent to which the performance goal has been achieved, but no later than March 15, 2027.

Performance Shares with Relative Total Shareholder Return Performance Goal

On December 6, 2023, the Compensation Committee made the following grants of performance shares with a performance goal related to relative total shareholder return (“TSR Performance Shares”) to the principal executive officer, principal financial officer, and other named executive officers of the Company: D. P. Bauer, 28,491; T. J. Silverstein, 4,144; R. C. Kraemer, 26,084; J. I. Loweth, 14,572; and D. L. DeCarolis, 10,344. The grants were made under the 2010 Plan. A brief description of the principal terms and conditions of the TSR Performance Shares is provided below.

The number of TSR Performance Shares awarded to an officer is referred to as the officer’s “TSR Target Opportunity.” The performance cycle for the TSR Performance Shares is October 1, 2023 through September 30, 2026. Each TSR Performance Share will make the officer eligible to receive, no later than March 15, 2027 but in any event as soon as practicable after the Compensation Committee determines the extent to which the performance goal has been achieved, up to two shares of common stock of the Company (or the equivalent value in cash, as determined by the Compensation Committee), provided that the TSR Performance Shares will not vest and will be forfeited to the extent the performance goal is not achieved. No dividend equivalents will be provided in respect of the TSR Performance Shares.

The performance goal for the October 1, 2023 to September 30, 2026 performance cycle is the Company’s three-year total shareholder return relative to the three-year total shareholder return of the other companies in the Report Group. Three-year total shareholder return for a given company will be based on the data reported for that company (with the starting and ending stock prices over the performance cycle calculated as the average closing stock price for the prior calendar month and with dividends reinvested in that company’s securities at each ex-dividend date) in the Bloomberg database at the time of analysis (or, if the Bloomberg database ceases to be available, such alternative publication or service as the Compensation Committee shall designate).

The number of TSR Performance Shares that will vest and be paid will depend upon the Company’s performance relative to the Report Group, and not upon the absolute level of return achieved by the Company. The Compensation Committee established five percentile rankings that will determine the number of TSR Performance Shares to vest and be paid: (i) 30th or below, (ii) 40th, (iii) 50th, (iv) 70th, and (v) 90th or above. These percentile rankings will result in vesting and payment of a percentage of the TSR Target Opportunity, as follows: (i) 0%, (ii) 50%, (iii) 100%, (iv) 150%, and (v) 200%, respectively. For example, if the Company’s performance were to place it at the 50th percentile of the Report Group, then 100% of the TSR Target Opportunity would vest and be paid. For performance between two established performance levels, the percentage of TSR Performance Shares to vest and be paid will be determined by mathematical interpolation. Notwithstanding the above, if the Company’s three-year total shareholder return is negative, then the percentage of the TSR Target Opportunity to be paid will be capped at 100%. TSR Performance Shares that do not vest will be automatically forfeited when the Compensation Committee makes its determination as to the extent to which the performance goal has been achieved, but no later than March 15, 20276.

Restricted Stock Units

On December 6, 2023, the Compensation Committee made a grant of 29,061 restricted stock units (“RSUs”) to D. P. Bauer, a grant of 14,864 RSUs to J. I. Loweth, and a grant of 4,227 RSUs to T. J. Silverstein. The grants were made under the 2010 Plan. A brief description of the principal terms and conditions of the RSUs is provided below.

An RSU is a right to receive one share of common stock of the Company (or the equivalent value in cash or in a combination of shares and cash, as determined by the Compensation Committee) at the end of a specified period of time (the “restricted period”). Except as otherwise specified in the 2010 Plan or determined by the Compensation Committee, the restricted period will lapse, and the RSUs will vest, in three annual installments, commencing on December 1, 2024. If an officer retires prior to a vesting date, the portion of the officer’s RSU grant associated with that vesting date and with all subsequent vesting dates will be automatically forfeited. No dividend equivalents will be provided in respect of the RSUs.

Retention Awards

On December 6, 2023, the Compensation Committee awarded special retention equity awards that are eligible to be earned by J. I. Loweth and T. J. Silverstein over a ten-year period following the date of the grant. The awards, which consist one-half of performance shares and one-half of time-based restricted stock units, are intended to incentivize sustained, long-term performance and retention. The awards are as follows:

ROC Performance Shares with a three-year performance cycle (October 1, 2023 through September 30 2026) and ten-year vesting period, as described below: Mr. Loweth, 10,556; Mr. Silverstein, 3,519;

TSR Performance Shares with a three-year performance cycle (October 1, 2023 through September 30 2026) and ten-year vesting period, as described below: Mr. Loweth, 10,556; Mr. Silverstein, 3,519;

ROC Performance Shares with a five-year performance cycle (October 1, 2023 through September 30 2028) and ten-year vesting period, as described below: Mr. Loweth, 10,556; Mr. Silverstein, 3,519; and

TSR Performance Shares with a five-year performance cycle (October 1, 2023 through September 30 2028) and ten-year vesting period, as described below: Mr. Loweth, 10,556; Mr. Silverstein, 3,519;

RSUs with a ten-year vesting period, as described below: Mr. Loweth, 42,222; Mr. Silverstein, 14,074.

The ROC Performance Shares and TSR Performance Shares granted as part of the special retention awards have terms similar to those set forth above with respect to performance share grants made to the principal executive officer, principal financial officer, and other named executive officers (including, for example, with respect to performance goals, performance cycles, Report Groups, and potential payout percentages), except (i) the performance cycle is five years rather than three years for one-half of each of the two types of performance shares, and (ii) an additional period of service is required beyond the end of each performance cycle, such that each award generally will vest, subject to the executive’s continued employment with the Company, at a rate of 20% of the earned performance shares on each of the sixth through tenth anniversaries of the date of grant.

The RSUs granted as part of the special retention awards have terms similar to those set forth above with respect to the RSU grants made to Mr. Bauer, Mr. Loweth, and Mr. Silverstein, except the restricted period will lapse, and the RSUs generally will vest, at a rate of 20% on each of the sixth through tenth anniversaries of the date of grant.

Annual At Risk Compensation Incentive Plan

On December 6, 2023, the Compensation Committee awarded bonus opportunities for fiscal year 2024 under the 2012 Annual At Risk Compensation Incentive Plan (“AARCIP”) to the principal executive officer, principal financial officer, and other named executive officers of the Company. These executives will earn cash compensation in fiscal 2024 under the AARCIP depending upon their performance relative to their goals. Target compensation is 125% of fiscal-year salary for Mr. Bauer, 80% of fiscal-year salary for Mr. Silverstein, 100% of fiscal-year salary for Mr. Kraemer, 95% of fiscal-year for Mr. Loweth, and 80% of fiscal-year salary for Ms. DeCarolis. Compensation amounts pursuant to these arrangements generally can range up to $2,000,000 for Mr. Bauer, up to 160% of fiscal-year salary for Mr. Silverstein, up to 200% of fiscal-year salary for Mr. Kraemer, up to 190% of fiscal-year salary for Mr. Loweth, and up to 160% of fiscal-year salary for Ms. DeCarolis, in each case subject to limitation based upon the averaging of performance on earnings-related goals over two fiscal years, as described below. The Compensation Committee may approve other compensation or awards at its discretion.

For fiscal 2024, the Compensation Committee has established certain financial performance goals, operations performance goals, and environmental, social and governance (“ESG”) performance goals. The financial performance goals focus on EBITDA (as defined below) of (i) the consolidated Company, (ii) the Company’s pipeline and storage subsidiaries and utility subsidiary, (iii) the Company’s exploration and production subsidiary, and (iv) the Company’s gathering subsidiary. The operations performance goals focus on lease operating expense, finding and development costs, and general and administrative expenses; compression reliability; and customer service. The ESG performance goals focus on corporate responsibility and sustainability matters, including environmental stewardship, the reduction of greenhouse gas emissions, safety, and diversity and inclusion among the Company’s workforce.

The goals for Mr. Bauer and Mr. Silverstein relate to Company EBITDA (weighted as 25% of the formula), EBITDA of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 20% of the formula), EBITDA of the Company’s exploration and production subsidiary (weighted as 10% of the formula), EBITDA of the Company’s gathering subsidiary (weighted as 10% of the formula), finding and development costs (weighted as 10% of the formula), operational safety measures and emissions reduction (weighted as 5% of the formula), safety (weighted as 15% of the formula), and diversity and inclusion (weighted as 5% of the formula).

The goals for Mr. Kraemer relate to Company EBITDA (weighted as 25% of the formula), EBITDA of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 25% of the formula), EBITDA of the Company’s exploration and production subsidiary (weighted as 10% of the formula), EBITDA of the Company’s gathering subsidiary (weighted as 5% of the formula), compression reliability (weighted as 5% of the formula), customer service (weighted as 5% of the formula), pipeline emissions reduction (weighted as 5% of the formula), safety (weighted as 15% of the formula), and diversity and inclusion (weighted as 5% of the formula).

The goals for Mr. Loweth relate to Company EBITDA (weighted as 25% of the formula), EBITDA of the Company’s exploration and production subsidiary (weighted as 20% of the formula), EBITDA of the Company’s gathering subsidiary (weighted as 10% of the formula), lease operating expense per Mcfe (weighted as 10% of the formula), finding and development costs (weighted as 10% of the formula), general and administrative expenses (weighted as 5% of the formula), exploration and production emissions reduction (weighted as 5% of the formula), safety (weighted as 10% of the formula), and diversity and inclusion (weighted as 5% of the formula).

The goals for Ms. DeCarolis relate to Company EBITDA (weighted as 30% of the formula), EBITDA of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 35% of the formula), customer service (weighted as 10% of the formula), operational safety measures and emissions reduction (weighted as 5% of the formula), safety (weighted as 15% of the formula), and diversity and inclusion (weighted as 5% of the formula).

In general, for purposes of the goals, EBITDA is defined, subject to certain exclusions and adjustments, as operating income plus depreciation, depletion and amortization, plus any period-end impairment charges. For each officer, in determining performance on each earnings goal, the current fiscal year’s performance level achievement is averaged with the prior fiscal year’s performance level achievement. As a result, earnings performance in any given year will impact compensation over two years, mitigating against a potential incentive to pursue short-term results at the expense of longer-term value.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY

By:	/s/ Kenneth E. Webster
Kenneth E. Webster
Assistant Secretary

Dated: December 12, 2023